Exhibit 2.8 / Exhibit G, Letters of  Transmittal  sent to the Alabama
              Insurance Department and the Michigan Office of Financial and Insurance Services.

December 21, 2005

Mr. Richard Ford
Alabama Department of Insurance
201 Monroe Street, Suite 1700
Montgomery, Alabama  36104

RE: Form A - ProAssurance/Physicians Insurance Company of Wisconsin, Inc. dated December 21, 2005 Courtesy Copy

Dear Mr. Ford:

Please accept the attached courtesy copy of the Form A filing on behalf of The Medical Assurance Company, Inc., Red Mountain Casualty Insurance Company, Inc. and Woodbrook Casualty Insurance, Inc.

The Form A was filed with the Insurance Commissioner of Wisconsin on December 21, 2005.

Please let me know if you have any questions. My direct line is (800) 282-6242, ext. 4422.



Sincerely,

/s/ Kathryn A. Neville
----------------------
Kathryn A. Neville
Secretary

December 21, 2005


Ms. Judy Weaver
Michigan Office of Financial and Insurance Services
P.O. Box 30220
Lansing, Michigan  48909

RE: Form A - ProAssurance/Physicians Insurance Company of Wisconsin, Inc. dated December 21, 2005 Courtesy Copy

Dear Ms. Weaver:

Please accept the attached courtesy copy of the Form A filing on behalf of ProNational Insurance Company and MEEMIC Insurance Company.

The Form A was filed with the Insurance Commissioner of Wisconsin on December 21, 2005.

Please let me know if you have any questions. My direct line is (800) 282-6242, ext. 4422.


Sincerely,

/s/ Kathryn A. Neville
-----------------------------
Kathryn A. Neville
Secretary
ProNational Insurance Company

December 21, 2005



Commissioner Linda Watters
Office of Financial and Insurance Services
Attn:  Office of the Commissioner
611 West Ottawa Street, 3rd Floor
Lansing, Michigan  48933

RE: Form A - ProAssurance/Physicians Insurance Company of Wisconsin, Inc. dated December 21, 2005 Courtesy Copy

Dear Commissioner:

Please accept the attached courtesy copy of the Form A filing on behalf of Physicians Insurance Company of Wisconsin, Inc.

The Form A was filed with the Insurance Commissioner of Wisconsin on December 21, 2005.

Please let me know if you have any questions. My direct line is (800) 282-6242, ext. 4422.




Sincerely,

/s/ Kathryn A. Neville
------------------------
Kathryn A. Neville
ProAssurance Corporation

Enclosure